                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                 NFO Worldwide Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              NFO WORLDWIDE, INC.
                                2 PICKWICK PLAZA
                          GREENWICH, CONNECTICUT 06830
                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of NFO Worldwide, Inc.:

    NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of NFO Worldwide, Inc. will be held at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut, on Tuesday, May 11, 1999, at 10:00 a.m. (Eastern Daylight Time), for the following purposes:

    (1) To elect five directors to serve for a term of one year expiring at the annual meeting to be held in 2000;

    (2) To consider and act upon a proposal to ratify the appointment of Arthur Andersen LLP as independent accountants of the Company for calendar year 1999; and

    (3) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on March 26, 1999 will be entitled to notice of, and to vote at, the meeting.

                                          By order of the Board of Directors,
                                          Patrick G. Healy
                                          Secretary

Greenwich, Connecticut
April 12, 1999

    A PROXY FOR THE MEETING AND A PROXY STATEMENT ARE ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE ENCLOSED FORM OF PROXY, WHICH IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS, AND TO MAIL IT PROMPTLY. STOCKHOLDERS WHO EXECUTE PROXIES RETAIN THE RIGHT TO REVOKE THEM AT ANY TIME BEFORE THEY ARE VOTED.

                              NFO WORLDWIDE, INC.
                                PROXY STATEMENT

    The 1999 Annual Meeting of Stockholders of NFO Worldwide, Inc. (the "Company") will be held on May 11, 1999 (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of 1999 Annual Meeting of Stockholders. This statement and the accompanying proxy, which are first being sent to stockholders on or about April 12, 1999, are furnished in connection with the solicitation by the Board of Directors of proxies to be used at such meeting and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted in accordance with the recommendations of the Board of Directors. The proxy nevertheless may be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Company, by executing a later dated proxy or by attending the meeting and voting in person.

    The Board of Directors of the Company has fixed the close of business on March 26, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, the Company had outstanding 21,435,826 shares of Common Stock, par value $.01 per share (the "Common Stock"), which constitutes the only class of voting securities of the Company. Each share of Common Stock is entitled to one vote at the Annual Meeting.

                       NOMINEES FOR ELECTION AS DIRECTORS

    The Board of Directors currently consists of five members. It is intended that the proxies in the accompanying form will be voted at the meeting for the election to the Board of Directors of the named nominees, William E. Lipner, Steven J. Gilbert, Walter A. Forbes, Edmund A. Hajim and John Sculley, all of whom currently serve as directors.

    The Board of Directors has no reason to believe that any of such nominees will be unable or unwilling to serve as a director if elected, but if any nominee should be unable or for good cause unwilling to serve, the shares represented by proxies solicited by the Board of Directors will be voted for the election of such other person for the office of director as the Board of Directors may recommend in place of such nominee.

    Set forth below are each nominee's name, age, principal occupation, position with the Company, period of service as a director of the Company, membership on committees of the Board of Directors, and other directorships held.

                                                                                                                  DIRECTOR
                      NAME                            AGE                          POSITION                         SINCE
------------------------------------------------      ---      ------------------------------------------------  -----------
William E. Lipner(l)............................          51   Chairman of the Board, President, Chief
                                                               Executive Officer and Director                          1991
Steven J. Gilbert(l)(2)(3)......................          52   Director                                                1991
Walter A. Forbes(l)(3)(4).......................          56   Director                                                1991
Edmund A. Hajim(2)(3)(4)........................          62   Director                                                1992
John Sculley(2)(4)..............................          60   Director                                                1994

------------------------

(1) Member of the Executive Committee

(2) Member of the Audit Committee

(3) Member of the Compensation Committee

(4) Member of the Nominating Committee

    Mr. Lipner has been with the Company or its predecessor, National Family Opinion, Inc. (the "Predecessor") for over 25 years, serving as its President and Chief Executive Officer since July 1982 and as Chairman of the Board of Directors since February 1993. Mr. Lipner has been a director of the Company since its organization in September 1991. Mr. Lipner is also a director of Crane Co., a diversified aerospace engineering and manufacturing company.

    Mr. Gilbert has been a director of the Company since its organization in September 1991 and served as the Chairman of the Board of Directors from September 1991 to February 1993 and as Vice Chairman of the Board of Directors from February 1993 to March 1998. Mr. Gilbert is Chairman of the Board of Gilbert Global Equity Partners, L.P., a private equity fund. Mr. Gilbert was the Managing General Partner of Soros Capital L.P., an investment firm, from 1992 to 1997. Mr. Gilbert is also a director of Veritas, Inc., a marine seismic company, ESAT Telecom Holdings, an Irish telecommunications company, Terra Nova (Bermuda) Holdings, Limited, a Bermuda based reinsurer, Colep Holding, Ltd., a Portuguese packaging company, LLC International, Inc., a wireless telephone engineering firm, the Asian Infrastructure Fund, and Star City Casino Holdings Pty. Ltd., an Australian gaming concern.

    Mr. Forbes has been a director of the Company since its organization in September 1991. Mr. Forbes was the Chairman and Chief Executive Officer of CUC International Inc. (now Cendant Corporation), an interactive electronic consumer services company, from 1988 through December 1997. From December 1997 through July 1998, Mr. Forbes was the Chairman of Cendant Corporation. In July 1998, Mr. Forbes resigned as an officer and director of Cendant corporation. Since July 1998, Mr. Forbes has been an independent investor.

    Mr. Hajim has been a director of the Company since February 1992. Mr. Hajim is co-chairman, Americas Region, of ING Barings, the corporate and investment banking unit of ING Group, N.V. He is also chairman and chief executive officer of ING Furman Selz Asset Management, a division of ING Asset Management, the asset management unit of ING Group. From 1983 to 1998, Mr. Hajim was the Chairman and Chief Executive Officer of Furman Selz LLC, an investment banking, brokerage and money management firm. Mr. Hajim is also a director of Tosco Corporation, a refiner and marketer of petroleum products and a manufacturer and distributor of fertilizer products.

    Mr. Sculley joined the Board of Directors in October 1994. From 1983 to 1993, Mr. Sculley was the Chairman and Chief Executive Officer of Apple Computer, Inc. For five months (from October 1993 to February 1994), Mr. Sculley was the Chairman and Chief Executive Officer of Spectrum Information Technologies, Inc. ("Spectrum"). On January 26, 1995, Spectrum, together with three of its four operating subsidiaries, filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of New York. John Sculley is a partner with his brothers Arthur and David in Sculley Brothers, a family investment capital firm, which focuses on media enabling technologies; Internet services; and consumer businesses. The Sculleys are active in about 20 companies in Silicon Valley, New York, Bermuda and Israel. Their multimedia investments include: NetObjects; Live Picture; Zapa Digital Arts; Veon; SoftVideo; Cambridge Display Technologies; and Sirius Thinking. Their Internet service investments include Intralinks; Talk City; PeopleScape; GreenTree and Buy.Com. Their consumer companies include Wolfgang Puck Foods; Select Comfort; Ranch 1 and Frame King. Sculley Brothers is based in New York City.

BOARD OF DIRECTORS AND COMMITTEES

    The business of the Company is managed under the direction of the Board of Directors. The Board of Directors has established four principal committees whose primary functions are briefly described below. During 1998, the Board of Directors met or acted by written consent ten times. Each director attended at least 75% of the total number of meetings held during 1998 while he was a member of the Board of Directors, including meetings of committees of which the director is a member.

    The Audit Committee is presently composed of Messrs. Gilbert, Hajim and Sculley. The Audit Committee's functions include recommending to the Board of Directors the appointment of independent public accountants for the Company, subject to the approval of the stockholders, discussing and reviewing the scope and the fees of the prospective annual audit and reviewing the results thereof with the independent accountants, reviewing compliance with existing major accounting and financial policies of the Company, reviewing the adequacy of the financial organization of the Company, and considering comments by the independent accountants regarding internal controls and accounting procedures and management's response to those comments. In 1998, the committee held one meeting.

    The Compensation Committee is composed of Messrs. Forbes, Gilbert and Hajim. The functions of the Compensation Committee include reviewing and making recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and key employees of the company. In 1998, the committee held one meeting and acted by written consent seven times. A subcommittee of the Compensation Committee, the Stock Option Committee, has been established by the Board of Directors. The Stock Option Committee is presently composed of Messrs. Forbes and Hajim and is responsible for administering the NFO Worldwide, Inc. Stock Option Plan.

    The Nominating Committee is composed of Messrs. Forbes, Hajim and Sculley. Its principal function is to consider and nominate persons for election to the Board of Directors. The committee acted by written consent once in 1998. The Nominating Committee may consider nominees recommended by stockholders. In order for the Nominating Committee to do so, written notice must be given and received by the Secretary of the Company at the principal executive office of the Company no later than 60 days prior to the anniversary date of the immediately preceding annual meeting. Such notice shall set forth (i) the name and address of the nominee; (ii) any arrangements or understandings between the stockholder and the nominee or any third party with respect to the nomination; (iii) any other information required to be included in a proxy statement pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (iv) the consent of the nominee to serve as a director if so selected.

    The Executive Committee is composed of Messrs. Lipner, Forbes and Gilbert. The principal functions of the Executive Committee include exercising the powers of the Board of Directors during intervals between Board meetings and acting as an advisory body to the Board of Directors by reviewing various matters prior to their submission to the Board of Directors. The Executive Committee did not meet in 1998.

EXECUTIVE OFFICERS

    In addition to Mr. Lipner, the Company's executive officers are as follows:

NAME                                                      AGE                             TITLE
----------------------------------------------------  -----------  ----------------------------------------------------

Charles B. Hamlin...................................          52   President--Interactive/High Technology and
                                                                   Telecommunications

Patrick G. Healy....................................          43   President--Australasia and the Middle East and Chief
                                                                   Financial Officer

Dr. Hartmut Kiock...................................          55   President--European Operations

Joseph M. Migliara..................................          54   President--North American Operations

    Mr. Hamlin joined the Company as its Executive Vice President--Interactive Business Development in February 1996 and assumed his current position in September 1997. From 1994 to 1996, he was Vice President of Marketing for Lotus Development Corporation, a computer software company. From 1992 to 1994, Mr. Hamlin was Corporate Vice President of the Harvard Business School Publishing Company. Prior to that he served in various capacities with Mercer Management Consulting (formerly Temple Barker and Sloane/Strategic Planning Associates) from 1978 to 1992, most recently as Senior Partner.

    Mr. Healy joined the Company as its Executive Vice President--Finance and Chief Financial Officer in November 1993 and was named President--Australasia and the Middle East, in January 1999. Mr. Healy remains the Company's Chief Financial Officer. Prior to this, Mr. Healy was the President-- Corporate Products/Systems Development of the Company. He was Executive Vice President and Chief Financial Officer of The Interep Radio Store, a national radio advertising sales firm, for the previous nine years. From 1983 to 1984, Mr. Healy was Assistant Controller of Scali, McCabe, Sloves, Inc., and from 1977 to 1983, Mr. Healy served in various capacities with Arthur Andersen LLP, an independent public accounting firm, lastly as an Audit Manager. Mr. Healy is a certified public accountant. Mr. Healy has served as the Company's Chief Financial Officer since November 1993, as the Company's Secretary since March 1998, and as President--Australasia and the Middle East since January 1999.

    Dr. Kiock was named the Company's President--European Operations in January 1999. Dr. Kiock is also the Chairman of the Board of Management of Infratest Burke Aktiengesellschaft Holding ("Infratest Burke"), a position which he has held since 1989, and has been a member of Infratest Burke's Board since 1970. Infratest Burke was acquired by the Company in November 1998. Dr. Kiock has thirty years experience in market research and consultancy throughout the whole of the European Community.

    Mr. Migliara became the Company's President--North American Operations in January 1999. Prior to that, Mr. Migliara had been the Company's President--Healthcare and Consumer Packaged Goods since September 1997. Mr. Migliara joined the Company upon the acquisition of Migliara/Kaplan Associates, Inc. ("M/K") in January 1996. In 1980, Mr. Migliara co-founded M/K and was President and Chief Executive Officer from 1980 through 1995. Prior to starting M/K he was employed at Becton-Dickinson, most recently as Director of Marketing. Mr. Migliara is also a director of Digene Corp.

EXECUTIVE COMPENSATION

    Shown below is information concerning the annual compensation for services in all capacities to the Company for the years ended December 31, 1998, December 31, 1997 and December 31, 1996, of those persons who were, during the calendar year of 1998 (i) the chief executive officer and (ii) the other four executive officers of the Company for calendar year 1998 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG TERM
                                                                                                    COMPENSATION
                                                            ANNUAL COMPENSATION                        AWARDS
                                          --------------------------------------------------------    NUMBER OF
                                                                                  OTHER ANNUAL       SECURITIES
                                                                                  COMPENSATION       UNDERLYING       ALL OTHER
  NAME AND PRINCIPAL POSITION               YEAR       SALARY       BONUS              (3)             OPTIONS     COMPENSATION(4)
----------------------------------------  ---------  ----------  ------------  -------------------  -------------  ----------------
William E. Lipner.......................  1998       $  370,000  $    325,000           0                225,000    $  378,453
  Chairman of the Board,                  1997          360,000       362,008(2)        0                125,000        15,716
  President and Chief                     1996          350,000       330,399(2)        0                135,000        13,950
  Executive Officer
Allen R. DeCotiis(1)....................  1998          280,000             0           0                 25,000        12,221
  President--Financial Services,          1997          237,250        30,000           0                 25,000         9,875
  Travel & Leisure and                    1996          210,000             0           0                 18,000         5,975

  International Operations
Charles B. Hamlin.......................  1998          280,000       120,000           0                 75,000        12,514
  President--Interactive                  1997          249,000        80,000           0                 20,000         4,790
  /High Technology and                    1996          186,058       101,250           0                127,500        70,169
  Telecommunications
Patrick G. Healy........................  1998          280,000       200,000           0                125,000        11,467
  President--Australasia                  1997          249,000       220,000           0                 40,000        10,313
  and the Middle East                     1996          227,077       112,500           0                 60,000        10,175
  and Chief Financial Officer
Joseph M. Migliara......................  1998          280,000       100,000           0                 75,000           367
  President--North American               1997          221,696       100,000           0                 25,000           240
  Operations                              1996          198,354        56,558           0                 21,177           240

--------------------------

(1) From September 1997 until January 1999, Allen R. DeCotiis was the Company's President--Financial Services, Travel & Leisure and International Operations. Subsequently, Mr. Decotiis was named Director of Business Development--NFO Worldwide in January 1999.

(2) Portions of Mr. Lipner's annual bonus amounts included in the table were deferred pursuant to a Deferred Compensation Agreement between Mr. Lipner and the Company in the following amounts: $62,008 in 1997 and $60,399 in 1996.

(3) Personal benefits for each executive officer named in the table did not exceed $50,000 or 10% of such executive officer's total annual salary and bonus in 1998, 1997 or 1996.

(4) Includes contributions made by the Company pursuant to the NFO Research, Inc. Profit Sharing Plan on behalf of Messrs. Lipner, Healy and Hamlin in 1998 in the amounts of $9,576 each and on behalf of Mr. DeCotiis in the amount of $2,321, on behalf of Messrs. Lipner and Healy in 1997 in the amount of $8,739 and on behalf of Mr. DeCotiis and Mr. Hamlin in the amount of $2,375, and on behalf of Messrs. Lipner and Healy in 1996 in the amount of $8,669 and on behalf of Mr. DeCotiis in the amount of $2,375. Also includes life insurance premiums paid on behalf of Messrs. Lipner, Healy, Migliara, Hamlin and DeCotiis in 1998 in the amounts of $9,128, $1,891, $367, $2,938 and $9,900 respectively. Also includes life insurance premiums paid on behalf of Messrs. Lipner, Healy, Migliara, Hamlin and DeCotiis in 1997 in the amounts of $6,977, $1,574, $240, $2,415 and $7,500 respectively, and in 1996 in the amounts of $5,281, $1,506, $240, $1,124 and $3,600, respectively. The amount set forth for Mr. Lipner in 1998 also includes the present dollar value, determined in accordance with SEC regulations, and based on actuarial computations, as of December 31, 1998, of the benefit to Mr. Lipner of the remainder of the premium payments made by the Company pursuant to a "split dollar" life insurance policy in respect of Mr. Lipner in Fiscal Year 1998. The present dollar value of such payments as of December 31, 1998 is $359,749. The amount set forth for Mr. Hamlin in 1996 includes disbursements made by the Company in the amounts of $29,045 for relocation expenses and a sign-on payment of $40,000.

                                 OPTION GRANTS

    The Company's executive officers and certain other employees participate in the Employees' Stock Option Plan. The table below sets forth the stock options granted to the Named Executive Officers and to Hartmut Kiock (who became an executive officer in January 1999) during 1998. The Company did not grant SARs to any employees during 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                  INDIVIDUAL GRANTS
                                                 ----------------------------------------------------
                                                                                                          POTENTIAL REALIZABLE
                                                              % OF TOTAL                                VALUE AT ASSUMED ANNUAL
                                                  NUMBER OF     OPTIONS                                   RATES OF STOCK PRICE
                                                 SECURITIES   GRANTED TO    EXERCISE                    APPRECIATION FOR OPTION
                                                 UNDERLYING    EMPLOYEES     OR BASE                              TERM
                                                   OPTIONS      DURING        PRICE      EXPIRATION    --------------------------
                                                   GRANTED       1998         $/SH          DATE          5% ($)       10% ($)
                                                 -----------  -----------  -----------  -------------  ------------  ------------
William E. Lipner..............................    125,000(l)      18.43%   $   17.56          2008    $  1,380,933  $  3,499,075
                                                   100,000(1)      14.75%       21.07          2008         753,746     2,448,260
Allen R. DeCotiis..............................     25,000(2)       3.69%       13.00          2008         186,575       489,597
Charles B. Hamlin..............................     75,000(2)      11.06%       13.00          2008         559,724     1,468,792
Patrick G. Healy...............................    125,000(2)      18.43%       13.00          2008         932,874     2,447,986
Hartmut Kiock..................................     29,500(3)       4.35%        7.25          2008         134,505       340,862
Joseph M. Migliara.............................     75,000(2)      11.06%       13.00          2008         559,724     1,468,792

------------------------

(1) These options were granted on June 23, 1998. Options with respect to one-third of the shares subject thereto became exercisable on January 1, 1999, options with respect to the second one-third of the shares will become exercisable on January 1, 2000, and options with respect to the last one-third of the shares will become exercisable on January 1, 2001.

(2) These options were granted on December 2, 1998. Options with respect to one-third of the shares subject thereto will become exercisable on June 30, 1999, options with respect to the second one-third of the shares will become exercisable on January 1, 2000, and options with respect to the last one-third of the shares will become exercisable on January 1, 2001.

(3) These options were granted on November 20, 1998. Options with respect to one-third of the shares subject thereto will become exercisable on November 20, 2001, options with respond to the second one-third of the shares will become exercisable on November 20, 2002, and options with respect to the last one-third of the shares will become exercisable on November 20, 2003.

                         FISCAL YEAR END OPTION VALUES

    The table below presents information with respect to both exercisable and unexercisable options to purchase the Company's Common Stock held by the Named Executive Officers and Hartmut Kiock at December 31, 1998, and the value of such options at December 31, 1998. The Named Executive Officers and Dr. Kiock did not exercise any options during 1998.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                                                 NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                                UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                                      OPTIONS AT                  OPTIONS AT
                                                                                  DECEMBER 31, 1998          DECEMBER 31, 1998(1)
                                                                              --------------------------  --------------------------
                                                  SHARES
                                                 ACQUIRED          VALUE
NAME                                            ON EXERCISE      REALIZED     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
--------------------------------------------  ---------------  -------------  -----------  -------------  -----------  -------------
William E. Lipner...........................            --              --       559,959        191,666    $ 959,141    $         0
Allen R. DeCotiis...........................            --              --        34,667         33,333            0              0
Charles B. Hamlin...........................            --              --       140,833         84,167            0              0
Patrick G. Healy............................            --              --       255,417        138,333      693,225              0
Hartmut Kiock...............................            --              --             0         29,500            0        125,375
Joseph M. Migliara..........................            --              --        37,844         83,333            0              0

------------------------

(1) Based on the closing price on the New York Stock Exchange of the Company's Common Stock on Thursday, December 31, 1998 ($11.50).

                              EMPLOYMENT CONTRACTS

    On March 15, 1995, the Company and Mr. Lipner entered into an employment agreement. The agreement provides for Mr. Lipner's employment as the Chairman, President and Chief Executive Officer of the Company through March 15, 1997, with an unlimited number of two-year extensions unless either party provides 13 months' advance notice not to extend the period of employment. The agreement provides for a minimum annual base salary of $350,000 (currently $390,000), subject to annual discretionary increases by the Board of Directors. Mr. Lipner is also entitled to certain fringe benefits and incentive compensation as determined by the Board of Directors.

    Under his employment agreement, Mr. Lipner's employment may be terminated by the Company for cause (as defined in the agreement) or without cause. If the Company terminates Mr. Lipner's employment without cause, or if Mr. Lipner resigns for good reason (as defined in the agreement) after the occurrence of a change in control (as defined in the agreement), Mr. Lipner is entitled to receive his base salary and annual bonus payments through the second anniversary of the termination. If the Company elects not to extend the term of Mr. Lipner's employment, Mr. Lipner is entitled to receive his base salary and bonus payments for one year following the end of the term. Mr. Lipner's agreement also provides that Mr. Lipner's stock options granted under the Employees' Stock Option Plan shall become immediately exercisable in the event of a change in control of the Company or in the event Mr. Lipner's employment is terminated without cause. Mr. Lipner's stock options will remain exercisable for a period of two years after termination of his employment in the event of termination by the Company without cause or resignation by Mr. Lipner for good reason following a change of control. Under the agreement, Mr. Lipner has agreed not to own, or engage in any manner in, a business competing with the Company for a period of two years following his termination for cause or resignation (other than resignation for good reason following a change in control).

    On September 12, 1995, the Company entered into an employment agreement with Mr. Hamlin, on December 1, 1997, the Company entered into an employment agreement with Mr. Healy and

Mr. DeCotiis, and on March 1, 1999, the Company entered into an employment agreement with Mr. Migliara. The employment agreement for Mr. Hamlin provides for employment until December 12, 1999, in the case of Mr. Healy and Mr. DeCotiis, until December 1, 2000, and in the case of Mr. Migliara, until March 1, 2002. The agreements provide for a minimum base salary in 1999 of $280,000 for Mr. DeCotiis, $300,000 for Mr. Hamlin, Mr. Healy and Mr. Migliara, in each case subject to annual discretionary increases by the Board of Directors. The agreements also provide for certain specified fringe benefits, incentive compensation as determined by the Board of Directors, and certain stock option grants under the Employees' Stock Option Plan. Mr. Migliara's agreement provides for a retirement benefit of $150,000 to be paid annually from 2004 through 2013. Under each of the employment agreements, the executive's employment may be terminated by the Company for cause (as defined in each agreement) or without cause. If the Company terminates the executive's employment without cause, the executive is entitled to receive his base salary and benefits, in the case of Mr. Hamlin, through December 12, 1999, and in the case of Mr. Healy and Mr. DeCotiis, through December 1, 2000, and in the case of Mr. Migliara, through March 1, 2002. If the executive resigns for good reason (as defined in each agreement) after the occurrence of a change in control (as defined in each agreement), he is entitled to receive: (i) his base salary and benefits until the later of (a) in the case of Mr. Hamlin, December 12, 1999, in the case of Mr. Healy and Mr. DeCotiis, December 1, 2000, and in the case of Mr. Migliara, through March 1, 2002, or (b) in the cases of Messrs. DeCotiis, Hamlin and Migliara, the first anniversary of the resignation, and in the case of Mr. Healy, the second anniversary of the resignation, and (ii) in the cases of Messrs. DeCotiis, Hamlin and Migliara, a pro-rated portion of his bonus for the year in which the termination occurs, and in the case of Mr. Healy, an amount equal to the most recent annual bonus he received. The employment agreements also provide that the executive's stock options granted under the Employees' Stock Option Plan shall become immediately exercisable in the event that the executive's employment is terminated without cause or in the event of a change in control of the Company. The stock options will remain exercisable for a period of 12 months after termination of employment in the event of termination by the Company without cause or resignation by the executive for good reason following a change in control. Each of Messrs. DeCotiis Hamlin, Healy and Migliara has entered into customary non-compete and non-solicitation agreements with the Company. In addition, the Company and Mr. DeCotiis are currently negotiating a new employment agreement to provide for his employment as the Director of Business Operations of the Company, which is expected to be concluded shortly.

    On November 20, 1998 Infratest Burke was acquired by the Company and, in connection therewith, Dr. Kiock entered into a new employment agreement. The agreement provides for Dr. Kiock's employment as member and Chairman of Infratest Burke's Board of Management until November 20, 2003, and may be extended with the agreement of Dr. Kiock and Infratest Burke's Supervisory Board. Dr. Kiock was appointed to the additional position of President of the Company's European Operations by the Company's Board of Directors in January 1999.

    The agreement provides for a fixed annual salary of DM 500,000, subject to annual discretionary increases by Infratest Burke's Supervisory Board, in addition to certain fringe benefits and a performance-based bonus of up to 66 2/3% of the base salary, to be determined in accordance with the performance targets which are established annually.

    Under the agreement, Dr. Kiock may be dismissed as a member of and/or Chairman of Infratest Burke's Board of Management at any time, within the framework of the applicable German statutory provisions. Dr. Kiock may terminate the agreement by giving three months' notice upon a change of control of NFO (as defined in the agreement), and will be entitled to continue to receive his fixed annual salary, in addition to a bonus in the amount of the average of the preceding two business years (or, in the case of termination before the expiration of two business years, in the amount of the average received bonus payments), for the two years following such termination. Dr. Kiock has agreed not to own or in any manner engage in any business competing with Infratest Burke or any of its affiliated companies in the area of the European Union, the U.S.A. and Canada for a period of two years following the expiration of the term of his employment. During this period, Infratest Burke has agreed to pay Dr. Kiock compensation equal to 50% of his last average monthly compensation, including bonus, unless such term of employment is terminated by Dr. Kiock following a change of control of NFO or within a period of four years after the signing of the agreement.

                PENSION PLAN AND EXECUTIVE DEFERRED BENEFIT PLAN

NFO RESEARCH, INC. PENSION PLAN

    The Company maintains the NFO Research, Inc. Pension Plan (the "Pension Plan"), which it assumed in connection with the acquisition of substantially all the assets of its Predecessor in 1991 (the "Acquisition"). The Pension Plan is a noncontributory trusteed plan that provides for fixed benefits to employees and their survivors in the event of normal (age 65) or early (age 55 and 10 years of credited service) retirement. Participants become 20% vested in their benefits after two years of service and vest thereafter at a rate of 20% per year of service, becoming fully vested after six years of service. Early retirement benefits are subject to reduction to reflect early commencement.

                                   YEARS OF CREDITED SERVICE
                     -----------------------------------------------------
COMPENSATION            15         20         25         30         35
-------------------  ---------  ---------  ---------  ---------  ---------
$160,000...........  $  26,157  $  31,405  $  35,517  $  38,739  $  41,263
$200,000...........     32,696     39,256     44,396     48,423     51,579

    The Pension Table set forth above illustrates the estimated annual pension payable as a single life annuity upon retirement pursuant to the current Pension Plan formula for various levels of compensation and years of service, assuming retirement after attainment of age 65. The benefits set forth above are not subject to any reduction for Social Security or other offsets.

    Compensation taken into account for the purposes of calculating benefits under the Pension Plan for 1998 is limited to $160,000, which limit is subject to adjustment in accordance with the Internal Revenue Code. Compensation for purposes of the Pension Plan includes salary and bonus as set forth in the Summary Compensation Table.

    The 1998 compensation taken into account for Pension Plan purposes was $160,000 for each of Messrs. Lipner, Healy and Hamlin, who had 25, 4 and 2 years, respectively, of credited service under the Pension Plan as of December 31, 1998.

NFO WORLDWIDE, INC. EXECUTIVE DEFERRED BENEFIT PLAN

    The Company also maintains the Executive Deferred Benefit Plan (the "Supplemental Plan"), which it assumed in connection with the Acquisition. The Compensation Committee of the Company's Board of Directors determines which executives are eligible to participate. Currently, four of the Named Executive Officers, Messrs. Lipner, Hamlin, Healy and Migliara participate in the Supplemental Plan. The Supplemental Plan entitles an eligible executive to a benefit that, when added to his benefit under the Pension Plan, the Profit Sharing Plan (to the extent attributable to Company contributions) and Social Security, equals 40% of his highest five-year average annual compensation (prorated if the executive has fewer than 15 years of service). Vesting under the Supplemental Plan is the same as under the Pension Plan but is accelerated if a participant is terminated within two years after a change of control of the Company. Benefits payable under the Supplemental Plan are reduced if payment commences before age 60.

    Compensation taken into account under the Supplemental Plan includes base salary and bonus as described in the Summary Compensation Table. The 1998 compensation taken into account for purposes of the Supplemental Plan was $695,000 for Lipner, $329,000 for Mr. Hamlin and $469,000 for Mr. Healy.

    The Supplemental Plan only recognizes service after December 31, 1991 for benefit accrual purposes. Mr. Lipner had 7 years, Mr. Healy had 4 years and Mr. Hamlin had 2 years of service under the Supplemental Plan as of December 31, 1998 for benefit accrual purposes.

LIFE INSURANCE ARRANGEMENTS

    The Company provides life insurance coverage to each of its executive officers. In 1998, Mr. Lipner was provided with $1,206,175 of term life insurance coverage. The Company also provided Mr. Lipner with a "split dollar" insurance policy in Fiscal Year 1998. The present dollar value of the remainder of the "split dollar" life insurance policy premium payments was $359,749 at December 31, 1998. Mr. Healy was provided with $400,000 in term life insurance coverage.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The three-member Compensation Committee of the Board of Directors makes compensation decisions regarding compensation of the Company's executives. Each member of the Compensation Committee is a non-employee Director. The Board of Directors reviews all decisions by the Compensation Committee relating to such compensation except for decisions about awards under the Employees' Stock Option Plan, which have been made solely by the Compensation Committee. This is a report of the Compensation Committee addressing the Company's policies governing the compensation of the executive officers of the Company for the Company's fiscal year ending December 31, 1998 ("Fiscal Year 1998").

COMPENSATION POLICIES AND COMPONENTS OF COMPENSATION

    Generally, the Compensation Committee's executive compensation policies are designed to base pay on the Company's annual and long-term performance goals by rewarding above-average corporate performance and recognizing individual initiative and achievements; furthermore, these policies assist the Company in attracting and retaining qualified executives. The Compensation Committee believes that stock ownership by management is beneficial in aligning management's and shareholders' interests in increasing the value of the Common Stock; therefore, the Compensation Committee includes a stock-based element in the Company's compensation packages for its executive officers, although the Compensation Committee does not have target ownership levels for equity holdings by executives.

    The three primary components of executive compensation are base salary, annual bonus and stock options. The Compensation Committee believes that the cumulative effect of these three elements is to provide the Company's executive officers with levels of total compensation consistent with the Compensation Committee's executive compensation policies set forth above.

    The Compensation Committee attempts to keep the Company's executive base salary increases as low as possible, thus limiting the Company's exposure if performance targets are not met. Executive salary levels are subjectively determined by the Compensation Committee based on the experience of each of its members and are intended to be consistent with competitive practices and levels of responsibility (with salary increases reflecting competitive and economic trends, the overall financial performance of the Company and the performance of the individual executive).

    The Compensation Committee subjectively determines annual bonus amounts paid to each of the Company's executives in respect of each fiscal year. Generally, bonuses are set within a specified percentage range of base salary and do not exceed 100% of the base salary. For the executive officers named in the Summary Compensation Table, bonuses averaged approximately 50% of Fiscal Year 1998 total salary. Factors taken into account in awarding annual bonuses are described below under "Relationship of Corporate Performance to Executive Compensation."

    Before March 1996, stock options were periodically granted to the Company's executives under the Employees' Stock Option Plan based upon the subjective determination of the Compensation Committee.

Effective March 1996, all authority to administer the Employees' Stock Option Plan has been vested in the Stock Option Committee, a subcommittee of the Compensation Committee. No specific formulas or executive stock ownership targets are employed in determining stock option grants. The number of options previously awarded to and held by executive officers is considered in determining the size of each option grant. Factors taken into account in awarding stock options are described below under "Relationship of Corporate Performance to Executive Compensation."

    An additional factor the Compensation Committee focuses on in its consideration of compensation matters is the tax implications of various payments and benefits to the Company and to the individual executive officers. Certain types of compensation payments and their deductibility depend upon the timing of vesting or exercise of awards granted. In addition, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. The Compensation Committee will not in all circumstances limit executive compensation to that deductible under section 162(m) of the Internal Revenue Code. The Compensation Committee will consider the various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its other compensation objectives and to the extent reasonably practicable.

RELATIONSHIP OF CORPORATE PERFORMANCE TO EXECUTIVE COMPENSATION

    The factors that the Compensation Committee considered in awarding annual bonuses and options under the Employees' Stock Option Plan were based on the performance of both the Company and the individual executive. With respect to the Company, the Compensation Committee considered targeted versus actual annual operating performance, after-tax earnings-per-share growth over the last fiscal year and the increase in operating income over the last fiscal year. With respect to the individual executive, the Compensation Committee considered the individual's ability to undertake special projects, to facilitate strategic acquisitions and alliances, to execute the Company's strategic business plan and to develop new custom research methods and concepts. While the Compensation Committee considered all of the foregoing factors, the Compensation Committee subjectively made its determinations and recommendations based on the experience of each of its members.

    Targeted versus actual operating performance was a major factor considered in determining the extent to which annual bonuses were paid and awards made under the Employees' Stock Option Plan to the Company's executive officers. The performance of individual executives was reviewed either as to the Company as a whole, or, for those executive officers in charge of an operating unit, as to such officer's particular operating unit. Performance targets were based on business plans developed by the Company's management and approved by the Board of Directors at the start of Fiscal Year 1998. In developing the business plans, consideration was given to integrating the business of any recently acquired subsidiaries, divisions or businesses and expanding the Company's mix of services and clients.

    The Compensation Committee also took into account the executives' performance in special projects undertaken during the past fiscal year, contribution to strategic acquisitions and alliances (e.g., joint ventures) and development of new custom research methods and concepts. In addition, the Compensation Committee considered the growth in after-tax earnings per share of Common Stock over the last fiscal year in determining executive compensation. Another consideration in determining executive compensation was the improvement in the Company's operating income over the last fiscal year. Also, the executives' satisfaction of certain subjective performance criteria (including initiative, contribution to overall corporate performance and managerial ability) was evaluated after informal discussions with other members of the Board of Directors and, for all of the executives other than Mr. Lipner, after discussions with Mr. Lipner.

COMPENSATION OF CHIEF EXECUTIVE OFFICER FOR FISCAL YEAR 1998

    In addition to the factors mentioned above, the Compensation Committee's general approach in setting Mr. Lipner's annual compensation took into consideration the Company's earnings and sought to reward Mr. Lipner's strategic management abilities in the Company's expansion efforts. The Compensation Committee also considered Mr. Lipner's role in the development and implementation of strategic business plans for building the Company, identifying niche markets, and developing new proprietary custom research methods and concepts.

    The annual bonus paid to Mr. Lipner for Fiscal Year 1998 was based on the Compensation Committee's subjective evaluation of Mr. Lipner's performance in that year. Specifically, the Compensation Committee considered Mr. Lipner's roles in pursuing and completing selected acquisitions and joint ventures, further developing and improving the Company's management team, developing relationships with stockholders and analysts, developing and executing the Company's strategic business plan, encouraging the development of new research technologies, increasing operating income and increasing after-tax earnings per share. In assessing the Company's overall performance, to determine Mr. Lipner's annual salary and bonus, the Compensation Committee considered all of the factors above but did not use any formula with respect to the factors.

    The grant of options to Mr. Lipner in Fiscal Year 1998 under the Employees' Stock Option Plan was based upon the Compensation Committee's compensation policy of promoting management retention while further aligning management's and stockholders' interests in increasing the value of the Company's Common Stock.

    Walter A. Forbes

    Steven J. Gilbert

    Edmund A. Hajim

                               PERFORMANCE GRAPH

    The following graph sets forth the Company's total stockholder return as compared to the Russell 2000 Index the NASDAQ Market Index, and as compared to two peer groups selected in good faith by the Company, for the period from April 7, 1993, when the Company's Common Stock was first registered under the Exchange Act, through December 31, 1998, the last day of the Company's last completed fiscal year. Peer Group A was the peer group used in the Company's 1998 Proxy and it consists of the Company and seven other companies in the market research industry: Market Facts, Inc., M/A/R/C Inc., Total Research Corporation, Opinion Research Corporation, Audits & Surveys Worldwide, Inc., National Research, Corp. and Intelliquest, Inc. Peer Group B consists of the companies included in Peer Group A plus Taylor Nelson Sofres, a U.K. company whose symbol on the London Stock Exchange is TNN. The addition of Taylor Nelson Sofres, a worldwide market research company which earns 60% of its revenues outside of the United States and is one of the Company's largest global competitors, to the Company's peer group makes the comparison between the relative performances of the peer group and the Company more relevant. The Russell 2000 Index was added this year because the Company believes that the relative performance of its constituent companies provides a better comparison for companies of the Company's size than does the NASDAQ Market Index. The returns of each component company in both peer groups have been weighted based on such company's relative market capitalization.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NFO WORLDWIDE INC    PEER GROUP A    PEER GROUP B    NASDAQ MARKET INDEX    RUSSELL 2000 INDEX
4/30/93                    100             100             100                     100                 100
5/28/93                    100          105.86          105.39                  103.24              104.42
6/30/93                 103.28           99.91           100.1                  101.58              105.07
7/31/93                 109.02          110.26          108.34                  103.79              106.52
8/31/93                 132.79          109.29          109.02                  107.46              111.12
9/30/93                 127.87          110.21           109.8                     109              114.26
10/29/93                131.15          120.74          116.84                  110.77               117.2
11/30/93                127.87           129.2          125.33                  105.71              113.38
12/31/93                123.77          116.77          114.33                  109.26              117.26
1/31/94                 150.82          142.07          139.66                  115.98              120.83
2/28/94                 149.18          122.65          122.56                  116.02              120.48
3/31/94                 157.38          120.72          119.56                  110.21              114.14
4/29/94                 132.72          125.16          123.76                  110.99              114.82
5/31/94                 132.72          131.16          129.19                  111.14              113.53
6/30/94                 147.47           130.6          128.53                  109.08               109.7
7/29/94                 142.55          134.52          133.72                  111.53               111.5
8/31/94                 149.93          140.86           140.5                  116.28              117.71
9/30/94                 169.59          154.71          154.76                     115              117.31
10/31/94                169.53          153.61          153.82                   117.4              116.84
11/30/94                154.84          151.27          149.91                  112.44              112.12
12/30/94                142.55           153.1          151.23                  112.55              115.13
1/31/94                 149.93          157.37           154.3                  108.67              113.67
2/28/95                 169.59          158.62          155.98                  110.42              118.41
3/31/95                 191.71          177.11           173.3                  115.66              120.44
4/28/95                 188.02          182.23          177.22                  119.92              123.11
5/31/95                 176.96          175.04          170.61                   120.4              125.23
6/30/95                 199.08          184.63          179.65                  127.24              131.72
7/31/95                 194.17          196.65          191.65                   135.5              139.31
8/31/95                 194.17          199.97          195.95                  139.19              142.19
9/29/95                 231.03           198.1          195.77                  140.34              144.73
10/31/95                223.66          192.67          190.75                  138.01              138.26
11/30/95                240.86          195.13          190.82                  140.08              144.07
12/29/95                260.53          189.75          185.34                  139.57              147.87
1/31/96                 272.82          183.33          179.79                  140.58              147.85
2/28/96                  291.1           193.1          189.29                  145.87              152.46
3/29/96                 372.17          208.39             204                  146.17              155.56
4/30/96                 344.53          269.19          252.34                     158              163.88
5/31/96                 339.01          246.07          240.22                  164.55              170.34
6/28/96                 348.22          250.43          244.74                  157.36              163.35
7/31/96                 335.32          204.19          200.86                   144.1              149.08
8/30/96                 327.95          214.12          211.17                  151.56              157.73
9/30/96                  316.9          206.92          204.86                  162.14               163.9
10/31/96                342.69          211.21          209.86                  160.27              161.37
11/29/96                324.27          220.83          219.28                  170.23              168.02
12/31/96                324.27          225.76           223.1                  169.85              172.43
1/31/97                 342.69          220.38          217.18                  182.25              175.87
2/28/97                 327.95          194.41          195.62                  172.38              171.61
3/31/97                  256.1          199.68          199.62                  161.24              163.51
4/30/97                 268.99          218.18          217.29                  166.47              163.96
5/30/97                 297.55          248.87           244.3                  185.18               182.2
6/30/97                  364.8          262.85          258.58                  190.81              190.01
7/31/97                 353.74           289.7          264.43                  210.87              198.82
8/29/97                 375.85          311.01          303.14                  210.09              203.37
9/30/97                 405.33          342.68          334.22                  222.69              218.25
10/31/97                397.76          281.33          290.13                   211.5              208.67
11/28/97                392.24          269.96          272.32                   212.4              207.32
12/31/97                462.68          206.38          229.54                  208.89              210.94
1/30/98                 412.96          204.82          233.08                  215.43              207.62
2/27/98                 414.34          214.93          246.98                  235.99              222.97
3/31/98                 464.06          215.67          258.98                  242.83              232.16
4/30/98                 462.68          245.64          279.63                   248.2              233.45
5/31/98                 375.67           237.7          299.16                  235.42              220.89
6/30/98                 393.63          234.74          284.42                  251.24              221.35
7/31/98                 389.46          230.01          288.06                  248.35              203.43
8/31/98                 207.18          188.42          244.68                  199.02              163.92
9/30/98                 219.61          207.65          227.03                  226.16              176.76
10/31/98                207.18          189.61          219.61                  235.64              183.95
11/30/98                   279          206.79          223.05                  259.25              193.38
12/31/98                254.14          197.48          214.92                  293.35              205.03

    The graph above assumes $100 invested at the beginning of the period in the Company's Common Stock, the Russell 2000 Index, the Nasdaq Market Index and Peer Groups A and B, and was plotted using the following data:

                                                  4/07/93    6/30/93    9/30/93    12/31/93     3/31/94    6/30/94    9/30/94
                                                 ---------  ---------  ---------  -----------  ---------  ---------  ---------
NFO Worldwide Inc..............................     100.00     103.28     127.87      123.77      157.38     147.47     169.59
Peer Group A...................................     100.00      99.91     110.21      116.77      120.72     130.60     154.71
Peer Group B...................................     100.00     100.10     109.80      114.33      119.56     128.53     154.76
NASDAQ Market Index............................     100.00     101.58     109.00      109.26      110.21     109.09     115.00
Russell 2000 Index.............................     100.00     105.07     114.26      117.26      114.14     109.70     117.31

                                                  12/30/94
                                                 -----------
NFO Worldwide Inc..............................      142.55
Peer Group A...................................      153.10
Peer Group B...................................      151.23
NASDAQ Market Index............................      112.55
Russell 2000 Index.............................      115.13

                                                 3/31/95     6/30/95     9/29/95    12/29/95    3/29/96    6/28/96     9/30/96
                                                 ---------  ---------  -----------  ---------  ---------  ---------  -----------
NFO Worldwide Inc..............................     191.71     199.08      231.03      260.53     372.17     348.22      316.90
Peer Group A...................................     177.11     184.63      198.10      189.75     208.39     250.43      206.92
Peer Group B...................................     173.30     179.65      195.77      185.34     204.00     244.74      204.86
NASDAQ Market Index............................     115.66     127.24      140.34      139.57     146.17     157.36      162.14
Russell 2000 Index.............................     120.44     131.72      144.73      147.87     155.56     163.35      163.90

                                                 12/31/96
                                                 ---------
NFO Worldwide Inc..............................     324.27
Peer Group A...................................     225.76
Peer Group B...................................     223.10
NASDAQ Market Index............................     169.85
Russell 2000 Index.............................     172.43

                                                 3/31/97     6/30/97     9/30/97    12/31/97    3/31/98    6/30/98     9/30/98
                                                 ---------  ---------  -----------  ---------  ---------  ---------  -----------
NFO Worldwide Inc..............................     256.10     364.80      405.33      462.68     464.06     393.63      219.61
Peer Group A...................................     199.68     262.85      342.68      206.38     215.67     234.74      207.65
Peer Group B...................................     199.62     258.58      334.22      229.54     258.98     284.42      227.03
NASDAQ Market Index............................     161.24     190.81      222.69      208.89     242.83     251.24      226.16
Russell 2000 Index.............................     163.51     190.01      218.25      210.94     232.16     221.35      176.75

                                                 12/31/98
                                                 ---------
NFO Worldwide Inc..............................     254.14
Peer Group A...................................     197.48
Peer Group B...................................     214.92
NASDAQ Market Index............................     293.35
Russell 2000 Index.............................     205.03

------------------------

(1) Total return calculations were provided by Media General Financial Services.

(2) Taylor Nelson's total return was calculated using 1) total shares outstanding as of each year end with the exception of 2/15/99 shares outstanding being used for 1998 calculations, 2) historical foreign exchange rates and 3) gross dividends.

(3) Peer Group A's total return was calculated using Media General's standard total return methodology.

(4) Peer Group B's total return was calculated by weighting Peer Group A's total return and Taylor Nelson Sofres plc's total return for the corresponding years using market capitalization as of the following dates (12/31/93 for both peer groups, 12/31/94 for both peer groups, 12/31/95 for both peer groups, 12/31/96 for both peer groups, 12/31/97 for both peer groups, 12/31/98 for Peer Group A corresponding to 1/15/99 for Taylor Nelson).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Company is composed of Walter A. Forbes, Steven J. Gilbert and Edmund A. Hajim. Mr. Gilbert served as the Company's Chairman of the Board in 1992 and served as Secretary from 1993 to March 1998. Mr. Gilbert has never been an employee of the Company, and Messrs. Forbes and Hajim have never been officers or employees of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On October 25, 1994, John Sculley joined the Company's Board of Directors and entered into a consulting agreement with the Company. The agreement provides that Mr. Sculley will serve as a consultant, particularly in the areas of technology, idea development for new services and ventures, and international expansion. Under the agreement, as consideration for his services to the Company as consultant and as director, Mr. Sculley will receive an annual fee of $50,000 so long as he is a director of the Company, plus out-of-pocket expenses. In addition, pursuant to the agreement, the Company granted Mr. Sculley an option to purchase 56,250 shares of the Company's Common Stock, with an exercise price of $7.45 per share, the exercise price being equal to the market price on the date of grant. The option is exercisable in whole or in part at any time before October 25, 1999. Pursuant to the agreement, the Company filed a registration statement with the Securities and Exchange Commission to register the issuance by the Company of the shares subject to the option. Moreover, as a director of the Company, Mr. Sculley received options to purchase 56,250 shares of the Company's Common Stock pursuant to the NFO Worldwide, Inc. Directors' Stock Option Plan, which is described below.

    Messrs. Lipner and Sculley are each minority shareholders of LiveWorld and, in addition, Mr. Sculley is a director of LiveWorld and Chairman of LivePicture. On February 10, 1997, the Company and LiveWorld announced an agreement to jointly provide online market research services that combine LiveWorld's Talk City community/chat services with the Company's panel-based market research services. Also on February 10, 1997, the Company and LivePicture announced a strategic alliance to combine LivePicture's RealSpace and FlashPix technologies, which provide three-dimensional, photographic quality images with the Company's Internet-based market research offerings.

    Mr. Migliara is a partial owner of two of the buildings in which a subsidiary of the Company leases office space.

COMPENSATION OF DIRECTORS

    The Company does not pay any additional remuneration to officers of the Company for serving as directors. Directors who are not employees of the Company are paid an annual fee of $24,000, and a fee of $1,000 for each committee meeting of the Board of Directors they attend. Additionally, non-employee directors are reimbursed for out-of-pocket expenses associated with attending meetings of the Board of Directors and committees. Mr. Sculley's annual director fee is included in his fee under his consulting agreement with the Company described above. See "Certain Relationships and Related Transactions."

    Non-employee directors also receive annual stock options under the NFO Worldwide, Inc. Directors' Stock Option Plan (the "Directors' Stock Option Plan"). Under the Directors' Stock Option Plan, each new non-employee director receives an option for 22,500 shares upon his initial election to the Board of Directors, and each non-employee director receives an option for an additional 15,000 shares upon each re-election to the Board of Directors. The exercise price of each option granted under the Directors' Stock Option Plan is equal to the market price of the Common Stock on the date of grant. Each option is exercisable, either in whole or in part, at any time after the six-month anniversary of the date the option was granted and each option will expire on the fifth anniversary date of the date on which the option is granted. The Directors' Stock Option Plan is designed to be self-governing in order to comply with certain requirements of Rule 16b-3 of the Exchange Act.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership, both direct and indirect, reported to the Company as of March 26, 1999, of Common Stock of the Company including shares as to which a right to acquire ownership exists (for example, through the exercise of certain stock options). The information is presented for beneficial owners of more than five percent (5%) of the Company's Common Stock, for each director and nominee, for each Named Executive Officer and for the group comprised of all directors, nominees and Named Executive Officers. Management knows of no persons other than those identified herein who owned beneficially more than five percent (5%) of the outstanding shares of Common Stock as of March 26, 1999.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                                                                                       NUMBER OF
                                                                                       SHARES OF
                                                                                      COMMON STOCK   PERCENTAGE OF
                                                                                      BENEFICIALLY      COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                                  OWNED           STOCK
-----------------------------------------------------------------------------------  --------------  -------------
William Blair & Company, L.L.C.(2).................................................      2,949,195          13.8%
  222 W. Adams Street
  Chicago, IL 60606
John R. Goodyear and Mary J. Goodyear..............................................      1,521,362           9.8%
  4-5 Bonhill Street
  London EC2A 4BX
T. Rowe Price Associates, Inc.(3)..................................................      2,329,200          10.9%
  100 E. Pratt Street
  Baltimore, MD 21202
Allen R. DeCotiis(4)...............................................................         66,968             *
  2 Pickwick Plaza
  Greenwich, CT 06830
Walter A. Forbes(5)................................................................        113,262             *
  707 Summer Street
  Stamford, CT 06901
Steven J. Gilbert(6)...............................................................         90,666             *
  590 Madison Avenue, 40th Floor
  New York, NY 10022
Edmund A. Hajim(7).................................................................        154,250             *
  230 Park Avenue
  New York, NY 10167
Charles B. Hamlin(8)...............................................................         90,666             *
  2 Pickwick Plaza
  Greenwich, CT 06830
Patrick G. Healy(9)................................................................        255,417           1.2%
  2 Pickwick Plaza
  Greenwich, CT 06830
William E. Lipner(10)..............................................................      1,062,081           5.0%
  2 Pickwick Plaza
  Greenwich, CT 06830

                                                                                       NUMBER OF
                                                                                       SHARES OF
                                                                                      COMMON STOCK   PERCENTAGE OF
                                                                                      BENEFICIALLY      COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                                  OWNED           STOCK
-----------------------------------------------------------------------------------  --------------  -------------
Joseph M. Migliara(11).............................................................        499,527           2.3%
  4 Park Center Court
  Owings Mills, MD 21117
John Sculley(12)...................................................................        127,500             *
  90 Park Avenue, 32nd Floor
  New York, NY 10017
All executive officers and directors as a group (9 persons)(13)....................      2,443,536          11.4%

------------------------

*   Represents less than 1% of the outstanding shares of the Common Stock.

(1) Except as indicated in the notes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) According to a statement on Schedule 13G dated March 17, 1999 filed with the Securities and Exchange Commission by William Blair & Co. William Blair & Co. is an Investment Advisor that owns 2,949,195 shares of Common Stock of the Company on behalf of its clients.

(3) According to a statement on Schedule 13G dated January 28, 1999 and filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. and T. Rowe Price New Horizons Fund, Inc. T. Rowe Price Associates, Inc. and T. Rowe New Horizons Fund, Inc. are Investment Advisors that together own 2,329,200 shares of Common Stock of the Company on behalf of its clients. These securities are owned by various individual and institutional investors including T. Rowe Price New Horizons Fund, Inc. (which owns 1,800,000 shares, representing 8.4% of the shares outstanding), which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4) Includes 34,667 shares issuable upon the exercise of options granted to Mr. DeCotiis pursuant to the Employees' Stock Option Plan which have already vested.

(5) Includes 6,750 shares held by his spouse in custodial accounts for his children, for which Mr. Forbes may be deemed to share voting and investment power and thus may be deemed to own beneficially. Also includes 75,750 shares issuable upon the exercise of options granted to Mr. Forbes pursuant to the Directors' Stock Option Plan.

(6) Includes 75,750 shares issuable upon exercise of options granted to Mr. Gilbert pursuant to the Directors' Stock Option Plan.

(7) Includes 48,750 shares issuable upon exercise of options granted to Mr. Hajim pursuant to the Directors' Stock Option Plan. Also includes 8,500 shares indirectly owned by Mr. Hajim through his wife, Barbara Hajim, and 10,000 shares owned by The Hajim Family Foundation, of which Mr. Hajim is trustee, and thus he may be deemed to beneficially own these shares.

(8) Includes 140,833 shares issuable upon exercise of options granted to Mr. Hamlin pursuant to the Employees' Stock Option Plan which have already vested.

(9) Includes 254,742 shares issuable upon exercise of options granted to Mr. Healy pursuant to the Employees' Stock Option Plan which have already vested.

(10) Includes 559,959 shares issuable upon exercise of options granted to Mr. Lipner pursuant to the

    Employees' Stock Option Plan which have already vested. Also includes 236,548 shares indirectly owned by him, 151,500 of which are owned directly by his wife, Deborah Lipner; and 85,048 of which are held in custodial accounts and trusts for their sons Justin Drew Lipner and Wesley Edwin Lipner. A trust holds 5,063 shares of Common Stock of the Company for the benefit of Deborah Lipner; however, since the trustee of the trust has sole voting and investment power with respect to the shares, Mr. Lipner does not beneficially own such shares.

(11) Includes 37,844 shares issuable upon the exercise of options granted to Mr. Migliara pursuant to the Employees' Stock Option Plan which have already vested.

(12) Includes 56,250 shares issuable upon the exercise of options granted to Mr. Sculley which are exercisable in whole or in part at any time before October 25, 1999. Also includes 71,250 shares issuable upon the exercise of options granted to Mr. Sculley pursuant to the Directors' Stock Option Plan.

(13) Includes 271,500 shares issuable upon exercise of options granted pursuant to the Directors' Stock Option Plan, 56,250 shares issuable upon exercise of options granted to Mr. Sculley and 1,028,720 shares issuable upon exercise of options granted pursuant to the Employees' Stock Option Plan which have already vested.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

    The directors of the Company have selected the firm of Arthur Andersen LLP as the auditors of the Company subject to the approval of the stockholders. Arthur Andersen LLP has acted for the Company as auditors since March 1995.

    Before the Audit Committee recommended the appointment of Arthur Andersen LLP, it carefully considered the qualifications of that firm, including their performance during the year and their reputation for integrity and for competence in the fields of accounting and auditing.

    Representatives of Arthur Andersen LLP are expected to be present at the meeting to respond to appropriate questions and to make a statement if they desire to do so.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who may be deemed to own beneficially more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such Forms it has received, the Company believes that all its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 1998.

                                    PROXIES

    STOCKHOLDERS HAVE THREE CHOICES ON THE PROXY/VOTING INSTRUCTION CARD (THE "PROXY CARD") WITH RESPECT TO THE ELECTION OF DIRECTORS. BY CHECKING THE BOX ON THE PROXY CARD A STOCKHOLDER MAY: (I) VOTE FOR ALL OF THE DIRECTOR NOMINEES AS A GROUP; (II) WITHHOLD AUTHORITY TO VOTE FOR ALL DIRECTOR NOMINEES AS A GROUP; OR
(III) VOTE FOR ALL DIRECTOR NOMINEES AS A GROUP EXCEPT THOSE NOMINEES IDENTIFIED IN THE APPROPRIATE SPACE. CONCERNING THE PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS, BY CHECKING THE APPROPRIATE BOX ON THE PROXY CARD A STOCKHOLDER MAY: (I) VOTE "FOR" THE ITEM; (II) VOTE "AGAINST" THE ITEM; OR (III) "ABSTAIN" FROM VOTING ON THE ITEM.

    The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies solely by mail.

    UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER OF RECORD ON MARCH 26, 1999, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 (EXCLUDING EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE SUPPLIED WITHOUT CHARGE. REQUESTS SHOULD BE DIRECTED TO MR. PATRICK G. HEALY, NFO WORLDWIDE, INC., 2 PICKWICK PLAZA, GREENWICH, CONNECTICUT 06830.

                                 VOTE REQUIRED

    To be elected as a director, each nominee must receive the affirmative vote of a plurality of the votes cast by stockholders present in person or represented by proxy and entitled to be voted at the Annual Meeting. An affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote at the meeting is required for all other matters including the ratification of the appointment of Arthur Andersen LLP as independent accountants of the Company for calendar year 1999.

    The vote occurring at the meeting will be overseen by an inspector. The inspector's duties include ascertaining the number of votes outstanding and the voting power of each, determining the number of shares represented at the meeting, counting all votes and ballots, determining and retaining for a reasonable period a record of the disposition of any challenges made to any determination by the inspections, and certifying the determination of the number of shares represented and the outcome of the balloting. The aggregate number of votes cast by all stockholders present in person or represented by proxy and entitled to vote at the meeting will be counted for purposes of determining the minimum number of affirmative votes required for the election of directors and for the ratification of appointment of independent accountants. Abstentions and "non-votes" will be counted as present in determining the existence of a quorum. However, an abstention from voting (or withholding authority to vote for directors) will have the same effect as a vote against. "Non-votes" will be considered unvoted and will not have the effect of a vote against. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

                           2000 STOCKHOLDER PROPOSALS

    To be eligible for inclusion in the Company's proxy statement, stockholder proposals for the 2000 Annual Meeting of Stockholders must be received at the Company's corporate office, NFO Worldwide, Inc. 2 Pickwick Plaza, Greenwich, Connecticut 06830, Attention: Secretary, on or before December 1, 1999.

                                 OTHER BUSINESS

    As of the date of this Proxy Statement, the Board of Directors of the Company is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying proxy will be voted thereon in the discretion of the persons named as proxies.